Exhibit 99.1

As previously announced, TDS and USM will hold a joint teleconference on July 23, 2003 at 10:00 am Chicago time. Interested parties may listen to the call live on the TDS Web site at www.teldta.com in the Conference Call section of Investor Relations.

Contact:	Kenneth R. Meyers, Executive Vice President - Finance - U.S. Cellular (773) 399-8900 kmeyers@uscellular.com

Mark A. Steinkrauss, Vice President, Corporate Relations -TDS (312) 592-5384 mark.steinkrauss@teldta.com

FOR RELEASE: IMMEDIATE

U.S. CELLULAR REPORTS SECOND QUARTER RESULTS

July 23, 2003, Chicago, Illinois — United States Cellular Corporation [AMEX:USM] reported service revenues of $610.1 million for the second quarter of 2003, up 22% from $501.2 million in the comparable period a year ago. The company recorded operating income of $54.5 million during the quarter, a decline of 46% from the second quarter of 2002. Operating expenses include a $3.5 million loss related to the assets to be transferred to AT&T Wireless [NYSE:AWE] pursuant to the exchange transaction announced in March 2003. In addition, the company spent aggressively on selling, marketing and advertising expenses in support of its launch of the Chicago market and, most recently, its Omaha, Neb. market launch. Higher expenses related to customer growth and increased minutes of use, substantial integration and customer retention costs, plus a larger fixed asset base also negatively impacted operating income in the second quarter of 2003. Basic earnings per share was $.34 compared to a loss of $1.03 in the second quarter a year ago. In the second quarter of 2002, the company recorded $244.7 million of pre-tax losses related to the writedown in value of marketable equity securities.

The company’s operating results include operations of the markets to be included in the exchange of assets with AWE. Service revenues from these markets totaled approximately $29 million in the second quarter of 2003. In addition, year-over-year comparisons are affected by the fact that second-quarter 2002 results do not include operating results for the company’s Chicago operations, which were acquired in August 2002.

Second Quarter Highlights

•	Customer units totaled 4,343,000, a 22% increase from 3,547,000 customers one year earlier.

•	Net customer unit activations from distribution channels totaled 103,000 during the quarter, compared to 43,000 activations for the same quarter of 2002.

•	For the quarter, the company recorded postpay churn of 1.5%, which is very favorable to industry averages.

•	Average monthly retail service revenue per customer increased 2% year-over-year in the quarter to $38.69, compared to $37.93 in the same period a year ago.

“We are very pleased to report another quarter of excellent operating results,” said John E. Rooney, president and chief executive officer. “Net adds growth of 103,000 was strong and spread across all of our regions. Service revenues grew 22% and average monthly retail service revenue, or ARPU, was up year-over-year for the sixth consecutive quarter. Most importantly, our postpay churn rate fell again to 1.5%, about the lowest in the industry. Our associates have coupled top-notch customer service with attractive calling plans and network quality to drive high levels of customer satisfaction, and that’s what U.S. Cellular is all about.

“U.S. Cellular name recognition continues to build in the Chicago market as we add customers at a fast clip. Earlier this month we were the host sponsor for ‘Taste of Chicago,’ a huge lakeside celebration of everything that makes Chicago great. And just a week ago, Major League baseball’s All-Star Game was held at U.S. Cellular Field in Chicago. We will continue to drive brand awareness and continue the momentum in U.S. Cellular’s hometown market with additional promotional campaigns later this summer.

“Our operating expenses were up again this quarter. We continue to spend strategically to improve our footprint in the Midwest, launching service in the Omaha, Nebraska market in June and driving the growth of the Chicago market. As was the case in the first quarter, this spending was principally for selling, marketing and advertising. More customers using more minutes on more cell sites drove a 25% increase in system operations expenses. Depreciation expense was up 26% as we continued spending to support our growth and to convert our network to CDMA 1XRTT technology. The conversion to CDMA has gone well – we are ahead of schedule and below planned cost. And finally, marketing and retention costs grew to ensure customer recognition of our products and services and to minimize customer churn. We will complete our billing system conversion in the Chicago market at the end of this month, which will help reduce expenses in the second half of the year.”

Second-quarter operating expenses include a pre-tax loss of $3.5 million representing the increase in book value of the assets being transferred to AWE in the planned transaction.

Based on the belief that U.S. Cellular’s planned transaction with AWE will close within thirty days, the company has reviewed its forward-looking statements. The revised statements for the year 2003, inclusive of costs for the build-out of some AWE markets, are as follows:

U.S. Cellular 2003 Outlook

Net adds	475,000 – 500,000
Service revenues	$2.35 – $2.4 billion
Depreciation and amortization	$445 – $450 million
Operating income*	$170 – $190 million
Capital spending	$650 – $670 million

*Includes $27 million in operating expenses related to loss on assets held for sale related to the planned AWE exchange.

U.S. Cellular Corporation, the nation’s eighth largest wireless service carrier, provides wireless service to more than 4.3 million customers in 150 markets throughout 26 states. The Chicago-based company operates on a customer satisfaction strategy, meeting customer needs by providing a comprehensive range of wireless products and services, superior customer support and a high-quality network.

All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the Company’s plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: changes in circumstances or events that may affect the ability of the Company to acquire or, if it acquires, to start up the operations of the properties involved in the AWE transaction; the ability of the Company to manage and grow the operations of the Chicago MTA; changes in the overall economy; changes in competition in the markets in which the Company operates; advances in telecommunications technology;

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changes brought about by the implementation of wireless number portability; changes in the telecommunications regulatory environment; changes in the value of investments, including variable prepaid forward contracts; changes in the capital markets that could adversely impact the availability, cost and terms of financing; an adverse change in the ratings afforded our debt securities by nationally accredited ratings organizations; pending and future litigation; acquisitions/divestitures of properties and/or licenses; changes in customer growth rates, retail service revenue per unit, churn rates, roaming rates and the mix of products and services offered in the Company’s markets. Investors are encouraged to consider these and other risks and uncertainties that are discussed in documents filed by the Company with the Securities and Exchange Commission.

As previously announced, TDS and U.S. Cellular will hold a joint teleconference on July 23, 2003 at 10:00 am Chicago time. Interested parties may listen to the call live over the Internet by accessing the conference call section of www.uscellular.com, by accessing http://www.firstcallevents.com/service/ajwz384465118gf12.html or by calling 888/245-6674 Conference ID#1621715. The conference call will also be archived on the conference call section of the USM Web site at www.uscellular.com. Certain financial and statistical information contained in the conference call presentation will be posted to the conference call page of the Investor Relations section of the U.S. Cellular Web site, together with reconciliations of GAAP to any non-GAAP information to be disclosed, prior to the commencement of the call.

USM’s Internet Home Page: www.uscellular.com

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UNITED STATES CELLULAR CORPORATION SUMMARY OPERATING DATA

Quarter Ended	6/30/03	3/31/03	12/31/02	9/30/02	6/30/02

Consolidated Markets:
Total population (000s) (1)	41,288	41,288	41,048	41,048	30,384
Customer units	4,343,000	4,240,000	4,103,000	3,943,000	3,547,000
Net customer unit activations	103,000	137,000	160,000	76,000	43,000
Market penetration (1)	10.52%	10.27%	10.00%	9.61%	11.67%
Markets in operation (2)	150	149	149	149	148
Cell sites in service	4,106	3,987	3,914	3,750	3,145
Average monthly revenue per unit	$47.38	$45.05	$47.91	$49.31	$47.48
Retail service revenue per unit	$38.69	$37.05	$38.69	$38.95	$37.93
Inbound roaming revenue per unit	$4.41	$4.36	$5.37	$6.52	$5.90
Long-distance/other revenue per unit	$4.28	$3.64	$3.85	$3.84	$3.65
Minutes of use (MOU) (3)	424	377	359	327	280
Postpay churn rate per month	1.5%	1.6%	1.8%	2.0%	1.7%
Marketing cost per gross
customer unit addition (4)	$378	$358	$369	$348	$386
Capital Expenditures ($000s)	$163,076	$140,926	$281,615	$192,256	$156,699

(1)

Market penetration is calculated using 2002 Claritas population estimates for 6/30/03 and 3/31/03 and 2001 Claritas estimates for all other periods. "Total population" represents the total incremental population of each of U.S. Cellular's consolidated markets, regardless of whether the market has begun marketing operations.

(2)	Represents only those markets which have begun marketing operations.
(3)	Average monthly local minutes of use per customer (without roaming).
(4)	Due to changes in accounting for agent rebates, for all periods shown this measurement is no longer calculable using information from the financial statements as reported.

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UNITED STATES CELLULAR CORPORATION FINANCIAL HIGHLIGHTS Three Months Ended June 30 (Unaudited, dollars in thousands, except per share amounts)

			Increase (Decrease)

	2003	2002	Amount	Percent

Operating Revenues
Service Revenues	$610,109	$501,153	$108,956	21.7%
Equipment Sales	29,701	23,186	6,515	28.1%

	639,810	524,339	115,471	22.0%

Operating Expenses
System Operations	147,032	118,138	28,894	24.5%
Marketing and Selling	98,548	78,899	19,649	24.9%
Cost of Equipment Sold	57,362	36,588	20,774	56.8%
General and Administrative	175,638	113,033	62,605	55.4%
Depreciation	87,104	68,957	18,147	26.3%
Amortization of Deferred Charges and Customer Lists	16,167	7,452	8,715	116.9%
Loss on Assets Held for Sale	3,500	--	3,500	N/M

	585,351	423,067	162,284	38.4%

Operating Income	54,459	101,272	(46,813)	(46.2%)

Investment Income	13,484	7,287	6,197	85.0%
Interest (Expense)	(16,444)	(8,657)	(7,787)	(90.0%)
(Loss) on Investments	--	(244,699)	244,699	N/M
Other Income	1,521	2,643	(1,122)	(42.5%)

Income (Loss) Before Income Taxes and Minority Interest	53,020	(142,154)	195,174	N/M
Income Tax Expense (Benefit)	22,247	(54,993)	77,240	N/M

Income (Loss) Before Minority Interest	30,773	(87,161)	117,934	N/M
Minority Share of Income	(1,659)	(1,221)	(438)	(35.9%)

Net Income (Loss)	$29,114	$(88,382)	$117,496	N/M

Weighted Average Common and Series A Common Shares (000s) (Basic)	86,134	86,083	51

Earnings Per Common and Series A Common Share ("EPS") (Basic)	$0.34	$(1.03)	$1.37	N/M

Earnings Per Common and Series A Common Share ("EPS") (Diluted)	$0.34	$(1.03)	$1.37	N/M

N/M — Percentage change not meaningful.

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UNITED STATES CELLULAR CORPORATION FINANCIAL HIGHLIGHTS Six Months Ended June 30 (Unaudited, dollars in thousands, except per share amounts)
			Increase (Decrease)

	2003	2002	Amount	Percent

Operating Revenues
Service Revenues	$1,174,710	$962,266	$212,444	22.1%
Equipment Sales	61,014	40,493	20,521	50.7%

	1,235,724	1,002,759	232,965	23.2%

Operating Expenses
System Operations	284,997	226,059	58,938	26.1%
Marketing and Selling	207,469	158,125	49,344	31.2%
Cost of Equipment Sold	122,127	66,955	55,172	82.4%
General and Administrative	333,087	221,511	111,576	50.4%
Depreciation	182,976	134,934	48,042	35.6%
Amortization of Deferred Charges and Customer Lists	29,798	14,227	15,571	109.4%
Loss on Assets Held for Sale	27,000	--	27,000	N/M

	1,187,454	821,811	365,643	44.5%

Operating Income	48,270	180,948	(132,678)	(73.3%)

Investment Income	25,862	17,748	8,114	45.7%
Interest (Expense)	(31,898)	(17,687)	(14,211)	(80.3%)
(Loss) on Investments	(3,500)	(244,699)	241,199	N/M
Other Income	1,782	4,039	(2,257)	(55.9%)

Income (Loss) Before Income Taxes and Minority Interest	40,516	(59,651)	100,167	N/M
Income Tax Expense (Benefit)	21,129	(19,316)	40,445	N/M

Income (Loss) Before Minority Interest	19,387	(40,335)	59,722	N/M
Minority Share of Income	(4,916)	(3,654)	(1,262)	(34.5%)

Income (Loss) Before Cumulative Effect of Accounting Change	14,471	(43,989)	58,460	N/M
Cumulative effect of accounting change, net of tax	--	4,097	(4,097)	N/M

Net Income (Loss)	$14,471	$(39,892)	$54,363	N/M

Weighted Average Common and Series A Common Shares (000s) (Basic)	86,127	86,068	59

Earnings Per Common and Series A Common Share ("EPS") (Basic)	$0.17	$(0.46)	$0.63	N/M

Basic EPS Before Cumulative Effect of Accounting Change	$0.17	$(0.51)	$0.68	N/M

Basic EPS from Cumulative Effect of Accounting Change	$--	$0.05	$(0.05)	N/M

Earnings Per Common and Series A Common Share ("EPS") (Diluted)	$0.17	$(0.46)	$0.63	N/M

Diluted EPS Before Cumulative Effect of Accounting Change	$0.17	$(0.51)	$0.68	N/M

Diluted EPS from Cumulative Effect of Accounting Change	$--	$0.05	$(0.05)	N/M

N/M — Percentage change not meaningful

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UNITED STATES CELLULAR CORPORATION CONSOLIDATED BALANCE SHEET HIGHLIGHTS (Unaudited, dollars in thousands) ASSETS

	June 30, 2003	December 31, 2002

Current Assets
Cash and cash equivalents
General funds	$24,966	$14,155
Affiliated cash equivalents	723	709

	25,689	14,864
Accounts receivable	268,102	315,251
Inventory	87,498	55,490
Prepaid expenses and other current assets	63,514	67,668

	444,803	453,273

Investments
Licenses	979,759	1,038,556
Goodwill	547,663	643,629
Customer list, net	31,111	40,087
Marketable equity securities	202,879	185,961
Investments in unconsolidated entities, net	171,214	161,451
Notes and interest receivable--long-term	6,476	7,287

	1,939,102	2,076,971

Property, Plant and Equipment
In service and under construction	3,214,214	3,085,583
Less accumulated depreciation	1,159,849	1,051,792

	2,054,365	2,033,791

Deferred Charges
System development costs, net	107,375	114,642
Other, net	20,613	21,164

	127,988	135,806

Assets of Operations Held for Sale	223,876	--

Total Assets	$4,790,134	$4,699,841

NOTE: Certain December 31, 2002 amounts have been changed to conform to current period presentation.

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UNITED STATES CELLULAR CORPORATION CONSOLIDATED BALANCE SHEET HIGHLIGHTS (Unaudited, dollars in thousands) LIABILITIES AND SHAREHOLDERS' EQUITY

	June 30, 2003	December 31, 2002

Current Liabilities
9% senior notes	$--	$45,200
Notes payable	605,000	460,000
Accounts payable
Affiliates	4,170	4,958
Trade	205,863	301,929
Customer deposits and deferred revenues	92,898	82,639
Accrued interest	9,858	9,295
Accrued taxes	30,593	24,401
Accrued compensation	26,541	30,279
Other current liabilities	23,040	20,323

	997,963	979,024

Long-term Debt
Long-term debt-affiliates	105,000	105,000
6% zero coupon convertible debentures	153,065	148,604
7.25% unsecured notes	250,000	250,000
Variable prepaid forward contract	159,856	159,856
8.75% notes	130,000	130,000
Other	13,000	13,000

	810,921	806,460

Deferred Liabilities and Credits	476,966	444,255

Minority Interest	58,243	55,068

Liabilities of Operations Held for Sale	9,005	--

Common Shareholders' Equity
Common Shares, par value $1 per share	55,046	55,046
Series A Common Shares, par value $1 per share	33,006	33,006
Additional paid-in capital	1,306,970	1,307,185
Treasury Shares	(115,757)	(117,262)
Accumulated other comprehensive income	16,546	10,307
Retained earnings	1,141,225	1,126,752

	2,437,036	2,415,034

Total Liabilities and Shareholders' Equity	$4,790,134	$4,699,841

NOTE: Certain December 31, 2002 amounts have been changed to conform to current period presentation.

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